Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

LHA Market StateTM U.S. Tactical ETF (MSUS)
(the “Fund”)

January 31, 2020

Supplement to the
Statement of Additional Information (“SAI”),
dated April 30, 2019

The following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” section on pages 26–27 of the Fund’s SAI.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

Please retain this Supplement with your SAI for future reference.